TAXES ON INCOME	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

NOTE 14:- TAXES ON INCOME

The Company and its subsidiaries file federal and state income tax returns in the U.S. and Israel. ViryaNet Ltd. may be subject to examination by the Israel tax authorities for fiscal years 2008 through 2012. ViryaNet Inc.’s (the U.S. subsidiary) tax returns through 2009 were audited by the U.S. Internal Revenue Service (the “IRS”) which resulted in no incremental tax liability. ViryaNet Inc. may be subject to examination by the IRS for fiscal years 2010 through 2012. ViryaNet Australia and ViryaNet Europe were disposed of during 2011 (see Note 3).

The Company believes that it has adequately provided for any reasonably foreseeable outcome related to tax audits and settlement. The final tax outcome of the Company’s tax audits could be different from what is reflected in the Company’s income tax provisions and accruals. Such differences could have a material effect on the Company’s income tax provision and net income in the periods in which such determination is made.

Changes in Israeli tax rates:

For tax years 2010 and 2011, Israeli companies were subject to corporate tax on their taxable income at the rate of 25% and 24%, respectively. On December 5, 2011, the Knesset (Israel’s Parliament) passed a law that altered the tax burden (the “Tax Burden Law”), canceled the further planned gradual reduction in the corporate tax rates in Israel and increased the corporate tax rate to 25% starting in 2012. The capital gains tax rate was increased under the Tax Burden Law to 25% as well. The changes in tax rates did not have an effect on the Company’s tax position due to significant accumulated losses for income tax purposes, for which a full valuation has been provided.

Tax benefits under the Law for the Encouragement of Capital Investments, 1959:

The Company’s production facilities were granted “Approved Enterprise” status under the Law for Encouragement of Capital Investments, 1959 (the “Investment Law”), for three separate investment programs, which were approved in February 1989, March 1995 and April 1998.

Generally, “Approved Enterprise” tax benefits are limited to 12 years from commencement of production or 14 years from the date of approval, whichever expires earlier.

Pursuant to the Investment Law, the Company elected for its investment program the “alternative benefits” track and waived government grants in return for a tax exemption. The Company’s offices and its research and development center are located in Jerusalem, in a region defined as a “Priority A Development Region.” Therefore, income derived from this program was to be tax-exempt for a period of ten years commencing with the year in which the program first earns taxable income, subject to certain conditions.

As the Company currently has no taxable income, the benefits from this program have not yet been utilized.

The Company’s entitlement to the above benefits was conditioned upon the Company’s fulfilling the conditions stipulated by the Investment Law, regulations published thereunder and the letters of approval for the Company’s specific investments in “Approved Enterprises.” In the event of failure to comply with these conditions, the benefits may be canceled and the Company may be required to refund the amount of the benefits (if any), in whole or in part, including interest and adjustments in accordance with changes to the Israeli Consumer Price Index (the “CPI”).

If the retained tax-exempt income were distributed, it would be taxed at the corporate tax rate applicable to such profits as if the Company had not chosen the alternative tax benefits (rate of 10% - 25% based on the percentage of foreign ownership in the Company’s shares) on the gross amount distributed. In addition, these dividends would be subject to a 15% withholding tax. The Company’s Board of Directors has determined that such tax-exempt income will not be distributed as dividends.

The Investment Law also grants entitlement to accelerated depreciation claim on buildings and equipment used by an “Approved Enterprise” during the first five tax years in which it uses the assets.

Income from sources other than the “Approved Enterprise” during the benefit period is subject to tax at the regular Israeli corporate tax rate, as described above.

On April 1, 2005, an amendment to the Investment Law came into effect (the “2005 Amendment”), which significantly changed the provisions of the Investment Law. The 2005 Amendment limits the scope of enterprises which may be approved by the Israeli Investment Center of the Ministry of Industry and Commerce (the “Investment Center”) by setting criteria for the approval of a facility as a Privileged Enterprise, such as provisions generally requiring that at least 25% of the Privileged Enterprise’s income be derived from export. Additionally, the 2005 Amendment enacted major changes in the manner in which tax benefits are awarded under the Investment Law so that companies that choose the “alternative benefits” track no longer require Investment Center approval in order to qualify for tax benefits. However, the 2005 Amendment provides that terms and benefits included in any letter of approval already granted will remain subject to the provisions of the Investment Law as they were on the date of such approval.

The “Approved Enterprise” status granted to two of the Company’s investment programs— in February 1989 and March 1995, respectively— expired in previous years, and the tax benefits period for the Company’s April 1998 Approved Enterprise program expired in April 2012

As of December 31, 2012, the Company is not entitled to any future benefits under any of these investment programs or any other investment programs.

Tax benefits under Israel’s Law for the Encouragement of Industry (Taxation), 1969:

The Company currently qualifies as an “industrial company” under the above law and, as such, is entitled to certain tax benefits, mainly accelerated depreciation of machinery and equipment, and the right to claim public issuance expenses and amortization of patents and other intangible property rights as a deduction over eight years for tax purposes.

Non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective domiciles of residence. If earnings are distributed in Israel in the form of dividends or otherwise, the Company may be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and foreign withholding taxes. The Company’s management has determined that it will not distribute any amounts of its undistributed income as a dividend. The Company intends to reinvest the amount of such income. Accordingly, no deferred income taxes have been provided.

Net operating losses carryforward:

ViryaNet Ltd. has accumulated losses for income tax purposes in an amount of approximately $34,768 as of December 31, 2012, which may be carried forward and offset against taxable income and capital gain in the future for an indefinite period.

As of December 31, 2012, the Company’s U.S. subsidiary had a U.S. federal net operating loss carryforward for income tax purposes in an amount of approximately $61,841, which can be carried forward and offset against taxable income for 20 years, expiring between 2017 and 2032.

ViryaNet Europe and ViryaNet Australia were disposed of in 2011 and there are therefore no accumulated losses carried forward related to these subsidiaries (see Note 3).

Utilization of U.S. net operating losses may be subject to substantial annual limitations due to the “change in ownership” provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization.

Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Under ASC 740 (“Income Taxes”), deferred tax assets, net are to be recognized for the anticipated tax benefits associated with net operating loss carry-forwards and deductible temporary differences, unless it is more-likely-than-not that some or all of the deferred tax assets will not be realized. The adjustment is made by a valuation allowance. Significant components of the Company’s deferred tax assets and deferred tax liabilities as of December 31, 2011 and 2012 are as follows:

	December 31,
	2011	2012
Deferred tax assets:
U.S. net operating loss carryforward	$23,355	$23,067
Israeli net operating loss carryforward	8,294	8,692
Other reserve and allowances	814	479
Total deferred tax assets	32,463	32,238
Valuation allowance	(32,463)	(32,238)
Net deferred tax assets	$—	$—

As of December 31, 2012, the Company and its subsidiaries have provided a full valuation allowance in respect of deferred tax assets resulting from tax loss carryforward and other temporary differences, due to the history of the Company’s operating losses, which raises uncertainty concerning the Company’s ability to realize these deferred tax assets in the future. Management believes that it is more likely than not that the deferred tax assets relating to the loss carryforward will not be realized in the foreseeable future and has therefore established a valuation allowance for the full amount of the tax benefits.

Deferred tax asset and valuation allowance in the U.S. decreased in 2012 by $288, principally due to expiration of carryforward net operating losses. In addition, deferred tax assets and corresponding valuation allowance in Israel decreased by $398 in 2012, due principally to changes in exchange rates between the Israeli Shekel and the US Dollar.

Uncertain tax positions:

As of December 31, 2011 and 2012, the Company maintained one uncertain tax position accrual, in an amount of $40 and $30, respectively.

The Company believes that it has adequately provided for any reasonably foreseeable outcomes related to tax audits and settlement. The final tax outcome of its tax audits could be different from that which is reflected in the Company’s income tax provisions and accruals. Such differences could have a material effect on the Company’s income tax provision and net income in the period in which such determination is made.

Net income (loss) for the years ended December 31, 2010, 2011 and 2012 is calculated after considering the impact of taxes as follows:

	Year ended December 31,
	2010	2011	2012
Income (loss) from continuing operations before taxes
Domestic	$82	$(424)	$195
Foreign	706	228	743
Total	$788	$(196)	$938

Taxes on income
Domestic	$—	$—	$—
Foreign	69	9	27
Total	$69	$9	$27

Income (loss) from continuing operations after taxes
Domestic	$82	$(424)	$195
Foreign	637	219	716
Total	$719	$(205)	$911

Income (loss) from discontinued operations
Domestic	$—	$—	$—
Foreign	(50)	(14)	—
Total	$(50)	$(14)	$—

Net income (loss)
Domestic	$82	$(424)	$195
Foreign	587	205	716
Total	$669	$(219)	$911

Reconciliation of theoretical tax expense (benefit) attributable to continuing operations to actual tax expense (benefit):

In 2010, 2011 and 2012, the main reconciling items of the statutory tax rate applicable to the Company (25% in 2010, 24% in 2011 and 25% in 2012) and the effective tax rate for the Company (8.76% in 2010, (4.59%) in 2011 and 3% in 2012) are tax loss carryforwards and other deferred tax assets, for which a full valuation allowance was provided.